Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[ ]   Preliminary Information Statement

[ ]   Confidential, For Use of the Commission
      Only (as permitted by Rule 14c-5(d)(2))

[X]   Definitive Information Statement

                                 AutoInfo, Inc.
                                 --------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No Fee required

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date filed:

                                 AUTOINFO, INC.
                              6413 Congress Avenue
                                    Suite 260
                            Boca Raton, Florida 33487

                              INFORMATION STATEMENT

                                   ----------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                 THIS INFORMATION STATEMENT IS BEING PROVIDED TO
                   STOCKHOLDERS TO INFORM THEM OF STOCKHOLDER
                  ACTION TAKEN BY WRITTEN CONSENT OF A MAJORITY
                         OF AUTOINFO, INC. STOCKHOLDERS.

      Pursuant to the requirements of Section 14(c) of the Securities Exchange Act of 1934 and Section 228(d) of the General Corporation Law of the State of Delaware (the "Delaware Corporation Law"), this Information Statement is being furnished to the stockholders of record as of April 25, 2007 (the "Record Date") of AutoInfo, Inc., a Delaware corporation ("AutoInfo"), in connection with the approval of the AutoInfo 2006 Stock Option Plan which has been approved by written consent of the holders of a majority of the outstanding voting securities of AutoInfo.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

      As of the Record Date, there were issued and outstanding 32,681,000 shares of Common Stock. The Majority Stockholders (as identified below) held 18,838,312 shares of Common Stock, or approximately 58% of AutoInfo's issued and outstanding Common Stock as of the Record Date.

      Each holder of Common Stock would normally be entitled to one vote in person or by proxy for each share of Common Stock in his or her name on the books of AutoInfo, as of the Record Date, on any matter submitted to a vote of stockholders. However, under Section 228(a) of the Delaware Corporation Law, any action which may be taken at a stockholders' meeting may be taken by written consent of the requisite number of stockholders required to take such action. The proposed action requires the affirmative vote or written consent of a majority of AutoInfo's outstanding Common Stock. On June 4, 2007, the Majority Stockholders consented to this action by written consent.

      Delaware Corporation Law does not afford to the stockholders the right to dissent from the corporate action described in this Information Statement or to receive an agreed or judicially appraised value for their shares.

      The Majority Stockholders and the number of shares voted by them are as follows:

                                          Number of    Percentage of
Stockholder                             Shares Voted    Outstanding
-----------                             ------------   -------------

Harry Wachtel                              5,002,658            15.3%
Thomas C. Robertson                          100,000             *
Peter C. Einselen                            300,000             *
Mark Weiss                                   875,000             2.7%
William I. Wunderlich                        552,342             1.7%
James T. Martin/Lizstan Ltd.               5,970,000            18.3%
Kinderhook Partners, LP                    6,038,312            18.5%
                                          ----------            ----
                               TOTAL      18,838,312            58.0%
                                          ==========            ====

----------
* less than one percent.

                 APPROVAL OF THE AUTOINFO 2006 STOCK OPTION PLAN

      In June 2006 the Board of Directors (the "Board") adopted, subject to stockholder approval, the AutoInfo 2006 Stock Option Plan (the "2006 Plan"), which provides for the grant to AutoInfo's employees, directors and consultants of incentive and/or non-qualified stock options to purchase up to 3,000,000 shares of Common Stock.

      The purpose of the 2006 Plan is to provide incentives to employees, directors and consultants whose performance will contribute to our long-term success and growth, to strengthen our ability to attract and retain employees, directors and consultants of high competence, to increase the identity of interests of such people with those of our stockholders and to help build loyalty to AutoInfo through recognition and the opportunity for stock ownership. A committee of the Board administers the 2006 Plan.

      The following description of the 2006 Plan is a summary and is qualified in its entirety by reference to the 2006 Plan, a copy of which is annexed hereto as Appendix A.

Eligibility

      Under the 2006 Plan, incentive stock options may be granted only to employees and non-qualified stock options may be granted to employees, directors and consultants. As of April 25, 2007, we had approximate fifty employees eligible to participate in the 2006 Plan, the approximate number of non-employee Board members who will be eligible to participate in the 2006 Plan is two and we do not currently have any consultants that we are considering for participation in the 2006 Plan. Options granted under the 2006 Plan, to date, are set forth in the following table:

                              NEW PLAN BENEFITS
------------------------------------------------------------------------------
                                   2006 PLAN
------------------------------------------------------------------------------
           Name and Position              Dollar Value($)(1)   Number of Units
---------------------------------------   ------------------   ---------------
Harry M. Wachtel,
   President and CEO                                $ 41,000           500,000
William I. Wunderlich,
   EVP and CFO                                      $ 25,000           300,000
Mark Weiss,
   National account executive                       $ 17,000           200,000

All executive officers as a group(four)             $ 83,000         1,000,000

All non-executive directors as a
   group(two)                                       $ 17,000           200,000
Non-executive officer employee group                $205,000           845,000

----------
(1) Amounts are calculated using the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, Share-based Payments.

Terms of Options

      The 2006 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of AutoInfo's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board committee may determine at the time it grants options.

Federal Income Tax Consequences

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to AutoInfo or the grantee. The exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price. Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

      We will be entitled (provided applicable withholding requirements are met) to a deduction for Federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the employee. Beginning in 2006, companies are required to recognize an immediate expense from the grant of incentive stock options. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option nor within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

      The following table sets forth, as of December 31, 2006, information concerning our stock option plans, as well as information relating to other equity compensation plans that we have adopted.

                      Equity Compensation Plan Information
                          Year Ended December 31, 2006

                                                                             Number of securities
                                          Number of           Weighted-       remaining available
                                       securities to be   average exercise    for future issuance
                                         issued upon          price of           under equity
                                         exercise of         outstanding      compensation plans
                                         outstanding          options,       (excluding securities
                                      options, warrants     warrants and      reflected in column
           Plan Category                  and rights           rights                (a))
-----------------------------------   -----------------   ----------------   ---------------------
                                             (a)                 (b)                  (c)
Equity compensation plans
   approved by security holders
   (1985, 1986, 1989, 1992,
   1997, 1999, and 2003) ..........           5,262,000              $0.55                  74,000

Equity compensation plans not
   approved by security holders (1)           6,030,000              $0.82               6,465,000
                                             ==========              =====               =========

Total .............................          11,292,000              $0.70               6,539,000
                                             ==========              =====               =========

----------
(1)   Includes the following equity compensation plans:

   o  The 2006 Plan.

   o In addition to the 2006 Plan, we established the 2006 Independent Sales Agent Stock Option Plan (the "Sales Agent Plan") to align the interests of our independent sales agents and affiliates with those of our stockholders, to afford an incentive to such sales agents to continue as such, to increase their efforts on our behalf and to promote the success of our business. Generally, the Sales Agent Plan is administered by our Board and provides (i) for the granting of non-qualified stock options,
      (ii) that the maximum term for options granted under the plan is ten years and (iii) that the exercise price for the options may not be less than 115% of the fair market value of our Common Stock on the date of grant.

   o In 2005, we established the 2005 Independent Sales Agent Stock Option Plan (the "2005 Sales Agent Plan") to align the interests of our independent sales agents and affiliates with those of our stockholders, to afford an incentive to such sales agents to continue as such, to increase their efforts on our behalf and to promote the success of our business. Generally, the 2005 Sales Agent Plan is administered by our Board and provides (i) for the granting of non-qualified stock options, (ii) that the maximum term for options granted under the plan is ten years and (iii) that the exercise price for the options may not be less than 100% of the fair market value of our Common Stock on the date of grant.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the names, ages and positions of our directors and executive officers:

Name                  Age   Position
----                  ---   --------

Peter C. Einselen     67    Director
Thomas C. Robertson   61    Director
Harry Wachtel         48    President, chief executive officer and director
Mark Weiss            47    National account executive and director
William Wunderlich    59    Chief financial officer
Michael P. Williams   40    Chief operating officer and general counsel

      PETER C. EINSELEN has been a director since January 1999. Mr. Einselen has been an account executive since 1990 and served as senior vice president from 1990 to 2001 of Anderson & Strudwick, a brokerage firm. From 1983 to 1990, Mr. Einselen was employed by Scott and Stringfellow, Incorporated, a brokerage firm.

      THOMAS C. ROBERTSON has been a director since January 1999. Mr. Robertson has been senior vice president since 2004 and was president and chief financial officer from 1988 to 2004 and a director from 1988 to 2005 of Anderson & Strudwick, a brokerage firm. Mr. Robertson has been president of Gardner & Robertson, a money management firm, since 1997.

      HARRY WACHTEL joined us in conjunction with the acquisition of Sunteck and has been a director, and our president and chief executive officer since December 7, 2000. Since 1997, he has been president of Sunteck. From 1992 to 1997, he served as vice president of sales and marketing for Pioneer Services, Inc., a third party, non-asset based transportation logistics provider.

      MARK WEISS joined us in conjunction with the acquisition of Sunteck and has been a director since December 7, 2000. Since 1997, he has been employed by Sunteck as a national account executive. From 1994 to 1997 he served as a national account executive for Pioneer Services, Inc., a third party, non-asset based transportation logistics provider. Mr. Weiss is the brother-in-law of Mr. Wunderlich, our executive vice president and chief financial officer.

      WILLIAM WUNDERLICH joined us in October 1992 as our vice president - finance, became chief financial officer in January 1993, president in January 1999 and, in conjunction with the acquisition of Sunteck, became executive vice president in December 2000. From 1990 to 1992, he served as vice president of Goldstein Affiliates, Inc., a public adjusting company. From 1981 to 1990, he served as executive vice president, chief financial officer and a director of Novo Corporation, a manufacturer of consumer products. Mr. Wunderlich is a Certified Public Accountant with a B.A. degree in Accounting and Economics from the City University of New York at Queens College. Mr. Wunderlich is the brother-in-law of Mr. Weiss, one of our directors.

   MICHAEL P. WILLIAMS joined us in January 2007 as our chief operating officer and general counsel. From 2002 to 2006, Mr. Williams served as general counsel and vice president of legal and business affairs for Vexure, Inc., a logistics company. Prior to that, from 1999 to 2002, Mr. Williams served as general counsel and vice president of legal and business affairs for Stonier Transportation Group, Inc., a trucking and brokerage company. During his tenure with Stonier and Vexure, Mr. Williams gained experience handling customer and vendor contract negotiations, risk management strategies, human resources and assets management, and transportation and employment litigation matters. Mr. Williams received his juris doctor cum laude from Thomas Cooley Law School, Lansing, Michigan and his masters degree (LL.M.) in taxation from the University of Florida, Gainesville. He has been a member of the Florida Bar since 1995.

Committees of the Board

      Our Board has an audit committee and a compensation committee. The audit committee reviews the scope and results of the audit and other services provided by our independent accountants and our internal controls. The compensation committee is responsible for the approval of compensation arrangements for our officers and the review of our compensation plans and policies. Each committee is comprised of Messrs. Einselen and Robertson, our non-employee independent outside directors.

      Our Board determined that the chairman of the audit committee, Mr. Robertson, is an "audit committee financial expert," as that term is defined in
Item 407(d)(5) of Regulation S-K, and "independent" for purposes of current and recently-adopted Nasdaq listing standards and Section 10A(m)(3) of the Securities Exchange Act of 1934.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table, together with the accompanying footnotes, sets forth information, as of the Record Date regarding stock ownership of all persons known by us to own beneficially 5% or more of our outstanding Common Stock, all directors, named executive officers and all directors and executive officers as a group.

      We determined beneficial ownership in accordance with rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise indicated, we believe that the persons or entities named in the following table have sole voting and investment power with respect to all shares of Common Stock as beneficially owned by them, subject to community property laws where applicable. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

              Name of                  Shares of Common Stock    Percentage
        Beneficial Owner (1)             Beneficially Owned     Of Ownership
------------------------------------   ----------------------   ------------

(i) Directors and Executive Officers
Harry Wachtel                             6,785,342 (2)             20.5%
Thomas C. Robertson                         555,000 (3)              1.7%
Peter C. Einselen                           685,000 (4)              2.1%
Mark Weiss                                1,075,000 (6)              3.3%
William I. Wunderlich                     1,622,342 (5)(7)           4.8%
All executive officers and directors
as a group (6 persons)                    9,440,000 (8)             26.7%

(ii) 5% Stockholders
James T. Martin/ Listan Ltd.              5,970,000                 18.3%
Kinderhook Partners, LP                   6,032,312                 18.5%
Wasatch Advisors, Inc                     3,229,225                  9.9%

----------
(1) Unless otherwise indicated below, each director, executive officer and each 5% stockholder has sole voting and investment power with respect to all shares beneficially owned. The address for Mr. Wachtel, Mr. Weiss and Mr. Wunderlich is c/o AutoInfo, Inc., 6413 Congress Avenue, Suite 260, Boca Raton, FL 33487. The address for Mr. Martin is c/o Bermuda Trust Company, Compass Point Road, 9 Bermudian Road, Hamilton HM11, Bermuda. The address for Kinderhook Partners, LP is One Executive Drive, Suite 160, Fort Lee, NJ 07024.

(2) Includes 1,282,342 shares with respect to which Mr. Wachtel has been granted voting rights pursuant to voting proxy agreements and 500,000 shares issuable upon the exercise of stock options.

(3)   Includes 455,000 shares issuable upon the exercise of stock options.

(4)   Includes 385,000 shares issuable upon the exercise of stock options

(5)   Includes 1,070,000 shares issuable upon the exercise of stock options.

(6) Includes 200,000 shares issuable upon the exercise of stock options and 875,000 shares with respect to which Mr. Weiss has granted voting rights to Mr. Wachtel pursuant to a voting proxy agreement. Mr. Weiss retains full control over the disposition of these shares.

(7) Includes 407,342 with respect to which Mr. Wunderlich has granted voting rights to Mr. Wachtel pursuant to a voting proxy agreement. Mr. Wunderlich retains full control over the disposition of these shares.

(8) Assumes that all currently exercisable options or warrants owned by members of this group have been exercised.

                             EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

      We provide what we believe is a competitive total compensation package to our executive management team through a combination of base salary, annual cash and equity incentives and the right to participate in our broad-based benefits program. We place significant emphasis on incentive compensation directly related to our financial performance.

      This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices with respect to our named executive officers which includes our chief executive officer, chief financial officer, and our national account executive.

The Objectives of our Executive Compensation Program

      Our compensation committee is responsible for establishing and administering our policies governing the compensation for all of our executive officers. The compensation committee is composed entirely of non-employee independent directors. See "Committees of the Board" above.

      The purpose of our executive compensation program is to attract, retain and motivate qualified executives to manage our business so as to maximize profits and stockholder value. Executive compensation in the aggregate is made up principally of the executive's annual base salary, a bonus based upon operating earnings, a discretionary bonus which may be awarded by our compensation committee and awards of stock or stock options under our Stock Option Plans. Our compensation committee annually considers and makes recommendations to our Board as to executive compensation including changes in base salary, bonuses and awards of our stock or stock options.

      Consistent with the above-noted purpose of the executive compensation program, in recommending the aggregate annual compensation of our executive officers, our compensation committee considers our overall performance and the individual contribution and performance of the executive with our overall performance being the more significant factor. While stockholders' total return is important and is considered by the compensation committee, it is subject to the vagaries of the public market place. Our executive compensation program focuses on our strategic plans, corporate performance measures, and specific corporate goals which should lead to a favorable stock price. The corporate performance measure which our compensation committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years and with budgets.

      Our compensation committee does not rely on any fixed formulae or specific numerical criteria in determining an executive's aggregate compensation. It considers corporate and personal performance criteria, competitive compensation levels, the economic environment and changes in the cost of living as well as the recommendations of management. Our compensation committee then exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

The Elements of Our Executive Compensation Program

Overall, our executive compensation programs are designed to be consistent with the objectives and principles set forth above. The basic elements of our executive compensation programs are summarized in the table below, followed by a more detailed discussion of each element of compensation.

Element                                     Characteristics                               Purpose
-------------------------   ----------------------------------------------   ---------------------------------
Base salary                 Fixed annual cash compensation; all executives   Keep our annual compensation
                            are eligible for periodic increases in base      competitive with the market for
                            salary based on performance; targeted at the     skills and experience necessary
                            median market pay level.                         to meet the requirements of the
                                                                             executive's role with us.
--------------------------------------------------------------------------------------------------------------

Incentive bonus awards      Performance-based annual cash and equity         Motivate and reward for the
                            incentive earned based on company and            achievement and over-performance
                            individual performance against target            of our critical financial and
                            performance levels; targeted at the median       strategic goals. Amounts earned
                            market pay level.                                for achievement of target
                                                                             performance levels based on our
                                                                             annual budget is designed to
                                                                             provide a market-competitive pay
                                                                             package at median performance;
                                                                             potential for lesser or greater
                                                                             amounts are intended to motivate
                                                                             participants to achieve or exceed
                                                                             our financial performance goals
                                                                             and to not reward if performance
                                                                             goals are not met.
--------------------------------------------------------------------------------------------------------------

Health & welfare benefits   Fixed component. The same/comparable health &    Provides benefits to meet the
                            welfare benefits (medical, dental, vision,       health and welfare needs of
                            disability insurance and life insurance) are     employees and their families.
                            available for all full-time employees.
--------------------------------------------------------------------------------------------------------------

Annual Compensation

      To attract and retain executives with the ability and the experience necessary to lead us and deliver strong performance to our stockholders, we provide a competitive total compensation package. Base salaries are established considering individual performance and experience, to ensure that each executive is appropriately compensated.

   Base Salary

   Our compensation committee reviews salary ranges and individual salaries for our executive officers and establishes the base salary for each executive officer based on the following:

      o consideration of median pay levels in our peer group among individuals in comparable positions with transferable skills within the transportation industry and comparable companies in general industry;

      o     internal  factors,   such  as,  the  individual's   performance  and
            experience, and the pay of others on the executive team;

      o     our  overall   performance  and  the  individual   contribution  and
            performance of the executive with our overall performance being the more significant factor; and

      o with a focus on our strategic plans, corporate performance measures, and specific corporate goals which should lead to a favorable stock price including, our sales, earnings, return on equity and comparisons of sales and earnings with prior years and with budgets.

   When establishing the base salary of any executive officer, we believe that a competitive base salary is necessary to attract and retain an executive management team with the appropriate abilities and experience required to lead us. The base salaries paid to our named executive officers are set forth below in the Summary Compensation Table. We believe that the base salary paid to our executive officers during 2006 achieves our executive compensation objectives, compares favorably to our peer group and is within our target of providing a base salary at the market median.

   Incentive Bonus Awards

      Cash Bonuses

      Cash  incentive   bonus  awards  are  solely  based  on  established   and
pre-approved  percentages  of pre-tax  profit  levels,  are paid  quarterly  and adjusted on an annual basis. Our compensation committee also exercises discretion adjusting awards based on its consideration of our overall performance during the year and each executive officer's individual performance, other than the chief executive officer and the chief financial officer, based on a review of the executive's performance as communicated to the compensation committee by the chief executive officer.

      Health and Welfare Benefits

      All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance and life insurance.

Overview of 2006 Compensation

      We believe that the total compensation paid to our named executive officers for the fiscal year ended December 31, 2006 achieves the overall objectives of our executive compensation program. In accordance with our overall objectives, executive compensation for 2006 was competitive with our peer group and was weighted more heavily to pay for performance.

Employment Agreements, Severance Benefits and Change in Control Provisions

      We have employment agreements with our chief executive officer, Harry M. Wachtel, and our chief financial officer, William I. Wunderlich. We entered into these agreements, effective January 1, 2007, to ensure the performance of their roles for an extended period of time. In addition, we also considered the critical nature of the position and our need to retain them when we committed to these agreements. The agreements provide for annual base salaries of $250,000 and $175,000, respectively, and for participation in all executive benefit plans. Each of Mr. Wachtel's and Mr. Wunderlich's agreements provide that they will each be entitled to a bonus equal to 10% of our consolidated pre-tax profit (as defined in their respective employment agreements) up to $1,250,000 and 5% of our consolidated pre-tax profit in excess of $1,250,000. Annual salaries and bonuses shall not exceed $750,000 for Mr. Wachtel and $675,000 for Mr. Wunderlich. The employment contracts with both Mr. Wachtel and Mr. Wunderlich are for terms expiring in December 2011. If either is terminated for cause or terminates without good reason (as defined in the agreements), we are obligated to pay only those wages and bonuses pursuant to the terms of our annual incentive plan and other compensation then vested. If either Mr. Wachtel or Mr. Wunderlich is terminated without cause or if either terminates his employment agreement for good reason (as defined in the agreements), in addition to the payment of amounts then vested, in exchange for a general release of all claims, such executive is entitled to:

   o The immediate vesting of any unvested stock options and one-year from the date of such termination to exercise such options;

   o  Salary for the remaining term of the agreement, if any; and

   o Bonus based on a pre-determined percentage of pre-tax profit for the remaining term of the agreement, if any.

      We have granted options that remain outstanding under our 2006 Plan. The 2006 Plan contains certain change in control provisions to ensure that our executives remain with us through the closing of any sale of the business.

The 2006 Plan

      Under our 2006 Plan, in the event of a "change in control" as defined in the 2006 Plan, the following occurs with respect to options granted under the 2006 Plan:

   o Each outstanding option automatically accelerates so that each option becomes fully exercisable for all of the shares of the related class of Common Stock at the time subject to such option immediately before the change in control;

      A change of control for purposes of the 2006 Plan is deemed to have occurred if:

      o Any "person" (a) other than us or any of our subsidiaries, (b) any of our or our subsidiaries' employee benefit plans, (c) any "affiliate," (d) a company owned, directly or indirectly, by our stockholders, or (e) an underwriter temporarily holding our securities pursuant to an offering of such securities, becomes the "beneficial owner," directly or indirectly, of more than 50% of our voting stock;

      o The individuals who constitute our Board on the effective date of the 2006 Plan (or any individual who was appointed to the Board by a majority of the individuals who constitute our Board as of the effective date of the 2006 Plan) cease for any reason to constitute at least a majority of our Board.

      o A merger or consolidation transferring greater than 50% of the voting power of our outstanding securities to a person or persons different from
      the  persons   holding  those   securities   immediately   prior  to  such
      transaction; or

      o The disposition of all or substantially all of our assets in a complete liquidation or dissolution.

Tax Deductibility of Executive Compensation

      Section 162(m) of the Internal Revenue Code of 1996, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1 million paid to the chief executive officer and four other most highly compensated executive officers, unless the compensation is considered performance based. The compensation disclosed in this report does not exceed the $1 million limit, and executive compensation for 2006 is also expected to qualify for deductibility. We currently intend to structure the performance-based portion of our executive officers' compensation to achieve maximum deductibility under Section 162(m) of the code with minimal sacrifices in flexibility and corporate objective.

Although deductibility of compensation is preferred, tax deductibility is not a primary objective of our compensation programs. We believe that achieving our compensation objectives set forth above is more important than the benefit of tax deductibility and we reserve the right to maintain flexibility in how we compensate our executive officers that may result in limiting the deductibility of amounts of compensation from time to time.

                           Summary Compensation Table

      The following table sets forth certain information with respect to compensation for the year ended December 31, 2006 earned by or paid to our chief executive officer, chief financial officer and our other most highly compensated executive officers in 2006 whose total compensation exceeded $100,000 (the "named executive officers").

Name and Principal Position          Year   Salary ($)   Bonus ($)   Total ($)
--------------------------------------------------------------------------------
Harry M. Wachtel,                    2006    $250,000     $269,000    $519,000
President and chief executive
officer
William I. Wunderlich,               2006    $175,000     $229,000    $404,000
Executive vice president and chief
financial officer
Mark Weiss,                          2006    $137,000           --    $137,000
National account executive

Discussion of Summary Compensation

      Our executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table was paid, are described above under "Compensation Discussion and Analysis." A summary of certain material terms of our compensation plans and arrangements is set forth below.

Indemnification Arrangements

Our Certificate of Incorporation provides that we indemnify and hold harmless each of our directors and officers to the fullest extent authorized by the Delaware General Corporation Law, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith.

      Our Certificate of Incorporation also provides that a director will not be personally liable to us or to our stockholders for monetary damages for breach of the fiduciary duty of care as a director. This provision does not eliminate or limit the liability of a director:

      o for breach of his or her duty of loyalty to us or to our stockholders;

      o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      o under Section 174 of the Delaware General Corporation Law (relating to unlawful payments or dividends or unlawful stock repurchases or redemptions); or

      o     for any improper benefit.

Outstanding Equity Awards

      The following table sets forth certain information with respect to outstanding equity awards at December 31, 2006 with respect to the named executive officers.

                  Outstanding Equity Awards at Fiscal Year-End

                                              Option Awards
                           --------------------------------------------------
                              Number of
                             Securities
                             Underlying
                            Unexercised      Option
                              Options       Exercise
           Name            Exercisable(1)    Price     Option Expiration Date
           ----            --------------   --------   ----------------------
   William I. Wunderlich       270,000        $0.10          5/22/2007
   William I. Wunderlich       500,000        $0.10          11/30/2009

----------
(1) Fully vested

(2) These options have been exercised prior to their expiration on 5/22/07.

Compensation of Directors

      We do not pay any directors' fees. Directors are reimbursed for the costs relating to attending Board and committee meetings. During 2006, Peter C. Einselen and Thomas C. Robertson, our non-employee directors, each were granted options to purchase 100,000 shares of our Common Stock at prices ranging from $0.65 to $1.48 per share, 115% of the fair market value on the date of grant.

      The following table provides compensation information for the year ended December 31, 2006 for each of the independent members of our Board.

                              Director Compensation

               Name                  Option Awards (1)   Total
               ----                  -----------------   -------
               Thomas C. Robertson   $21,700 (2)         $21,700
               Peter C. Einselen     $21,700 (2)         $21,700

----------
(1) Amounts are calculated using the provisions of Statement of Financial Accounting Standards (SFAS) No. 123R, Share-based Payments.

(2) During 2006, each of Mr. Robertson and Mr. Einselen was granted four option awards exercisable for 100,000 shares of our Common Stock in the aggregate, respectively. Each award was for options exercisable for 25,000 shares of our Common Stock. The award grant dates were 1/26/2006, 4/2/2006, 7/14/2006 and 10/12/2006 and the fair values (computed in accordance with SFAS 123R) on such dates were $3,400, $4,500, $7,900 and $5,900, respectively.

Compensation Committee Interlocks and Insider Participation

      During 2006, the compensation committee consisted of Messrs. Einselen and Robertson, both of whom are non-employee directors. To our knowledge, none of our executive officers serve as a member of the Board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or compensation committee. None of the persons who are members of our compensation committee have ever been employed by us.

                      REPORT OF THE COMPENSATION COMMITTEE

      The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management and based on the review and discussion the compensation committee recommended to the Board that the Compensation Discussion and Analysis be included in this Information Statement.

      This report is submitted by the members of the compensation committee:

                       Thomas C. Robertson
                       Peter Einselen

Householding

      The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household information statements, delivering a single information statement to multiple stockholders sharing an address. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate information statement, please notify your broker. If you would like to receive a separate copy of this information statement from us directly, please contact us by:

   o  writing to:

   AutoInfo, Inc.
   6413 Congress Ave - Suite 260
   Boca Raton, Florida 33487
   Attention: William Wunderlich, Chief Financial Officer; or

   o  telephoning us at: (561) 988-9456.

                                 OTHER BUSINESS

      No further business was transacted by the written consent to corporate action in lieu of meeting of stockholders to which this Information Statement pertains.

                                    By Order of the Board of Directors

                                    Harry W. Wachtel
                                    President, Chairman of the Board and
                                    Chief Executive Officer

Dated: Boca Raton, Florida
       June 11, 2007

                                   APPENDIX A

                            [2006 STOCK OPTION PLAN]

                                 AUTOINFO, INC.
                             2006 STOCK OPTION PLAN

      1.    Purpose; Types of Awards; Construction.

            The purpose of the AutoInfo, Inc. 2006 Stock Option Plan (the "Plan") is to align the interests of officers, other key employees, consultants and nonemployee directors of AutoInfo, Inc. (the "Company") and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company's business. To further such purposes, the Company may grant options to purchase shares of the Company's common stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act (as defined below) and of Section 162(m) of the Code (as defined below), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

      2.    Definitions.

            As used in this Plan, the following words and phrases shall have the meanings indicated below:

            (a) "Agreement" shall mean a written agreement entered into between the Company and an Optionee (as defined below) in connection with an award under the Plan.

            (b)   "Board" shall mean the Board of Directors of the Company.

            (c) "Cause," when used in connection with the termination of an Optionee's employment by the Company or the cessation of an Optionee's service as a consultant or a member of the Board, shall mean (i) the conviction of the Optionee for the commission of a felony, or (ii) the willful and continued failure by the Optionee to substantially perform his duties and obligations to the Company or a Subsidiary (as defined below) (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Optionee in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on an Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee (as defined below) shall determine whether a termination of employment is for Cause for purposes of the Plan.

            (d) "Change in Control" shall mean the occurrence of the event set forth in any of the following paragraphs:

                  (i)   any  Person  (as  defined   below)  is  or  becomes  the
      beneficial owner (as defined in Rule 13d-3 under the Exchange Act (as defined below), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

            For purposes of this Section 2(d), "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

            (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

            (f) "Committee" shall mean a committee established by the Board to administer the Plan.

            (g) "Common Stock" shall mean shares of common stock, $.001 par value, of the Company.

            (h) "Company" shall mean AutoInfo, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

            (i) "Disability" shall mean an Optionee's inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Optionee and acceptable to the Company.

            (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

            (k) "Fair Market Value" per share as of a particular date shall mean (i) if the shares of Common Stock are then listed on a national securities exchange, the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the closing bid price for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

            (l) "Incentive Stock Option" shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

            (m) "Nonemployee Director" shall mean a member of the Board who is not an employee of the Company.

            (n) "Nonqualified Option" shall mean an Option that is not an Incentive Stock Option.

            (o) "Option" shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

            (p) "Optionee" shall mean a person who receives a grant of an Option under the Plan.

            (q) "Option Price" shall mean the exercise price of an Option to purchase a share of Common Stock covered by such Option.

            (r) "Parent" shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (s)   "Plan" shall mean this AutoInfo, Inc. 2006 Stock Option Plan.

            (t) "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

            (u) "Subsidiary" shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

            (v) "Ten Percent Stockholder" shall mean an Optionee who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3.    Administration.

            The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be "nonemployee directors" under Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

            The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

            The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Nonemployee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Optionees of any awards under this Plan.

            The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

            No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

      4.    Eligibility.

            Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Nonemployee Directors. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      5.    Stock.

            The maximum number of shares of Common Stock reserved for the grant of awards under the Plan shall be Three Million (3,000,000), subject to adjustment as provided in Section 9 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.

            If any outstanding award under the Plan should for any reason expire, be canceled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, canceled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

      6.    Terms and Conditions of Options.

            Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Agreement:

            (a) Number of Shares. Each Agreement shall state the number of shares of Common Stock to which the Option relates.

            (b) Type of Option. Each Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

            (c) Option Price. Each Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock covered by the Option on the date of grant. The Option Price shall be subject to adjustment as provided in Section 9 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

            (d) Exercise Schedule and Period of Options. Each Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f), 6(g) and 6(h) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Chief Financial Officer of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

            (e) Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Optionee shall be paid in full, at the time of exercise, in cash.

            (f) Termination. Except as provided in this Section 6(f) and in Sections 6(g) and 6(h) hereof, an Option may not be exercised unless (i) with respect to an Optionee who is an employee of the Company or a Subsidiary, the Optionee is then in the employ of the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the

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Optionee has remained  continuously  so employed  since the date of grant of the
Option and (ii) with respect to an Optionee who is a Nonemployee Director, the Optionee is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease (other than by reason of death or Disability), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination of service (or such different period as the Committee shall prescribe).

            (g) Death or Disability of Optionee. If an Optionee shall die while employed by the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Optionee's employment or cessation of such Optionee's service which shall not have been for Cause, in which case this Section 6(g) shall not be applicable, (or within such different period as the Committee may have provided pursuant to Sections 6(f) hereof), or if the Optionee's employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by his beneficiary, at any time within one year after the death or Disability of the Optionee (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Optionee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

            (h) Termination for Cause. In the event that the employment of an Optionee shall terminate or the service of an Optionee as a member of the Board shall cease for Cause, all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within thirty (30) days after the date of such termination of service (or such different period as the Committee shall prescribe).

            (i) Other Provisions. The Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

      7.    Nonqualified Stock Options.

            Options  granted   pursuant  to  this  Section  7  are  intended  to
constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

      8.    Incentive Stock Options.

            Options  granted   pursuant  to  this  Section  8  are  intended  to
constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to

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the general  terms and  conditions  specified in Section 6 hereof.  An Incentive
Stock Option may not be granted to a Nonemployee Director or a consultant to the Company.

            (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

            (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

      9.    Effect of Certain Changes.

            (a) In the event of any stock dividend, recapitalization, merger, consolidation, stock split, or combination or exchange of such shares, or other similar transactions, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding awards, and the Option Price, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

            (b) Upon the occurrence of a Change in Control, each Option granted under the Plan and then outstanding but not yet exercisable shall thereupon become fully exercisable.

      10.   Surrender and Exchange of Awards.

            The Committee may permit the voluntary surrender of all or a portion of any Option granted under the Plan or any option granted under any other plan, program or arrangement of the Company or any Subsidiary ("Surrendered Option"), to be conditioned upon the granting to the Optionee of a new Option for the same number of shares of Common Stock as the Surrendered Option, or may require such voluntary surrender as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

      11.   Period During Which Awards May Be Granted.

            Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board, or the date the Plan is approved by the shareholders of the Company, whichever is earlier, unless the Board shall terminate the Plan at an earlier date.

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      12.   Nontransferability of Awards.

            Except as otherwise determined by the Committee, awards granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and awards may be exercised or otherwise realized, during the lifetime of the Optionee, only by the Optionee or by his guardian or legal representative.

      13.   Approval of Stockholders.

            The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the shareholder approval mentioned herein) shall be subject to the approval of Company's shareholders, which approval must occur within twelve months of the date the Plan is adopted by the Board.

      14.   Agreement by Optionee Regarding Withholding Taxes.

            If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option (a "Tax Event"), each Optionee who is not a Nonemployee Director shall agree that no later than the date of the Tax Event, such Optionee will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such an Optionee may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Optionee. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this
Section 14 shall be made in its sole discretion.

      15.   Amendment and Termination of the Plan.

            The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in
Section 9(a) hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Optionee is obtained.

      16.   Rights as a Stockholder.

            An Optionee or a transferee of an award shall have no rights as a stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to such for such shares. No adjustment shall be made for dividends (ordinary or extraordinary,

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whether in cash,  securities or other  property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9(a) hereof.

      17.   No Rights to Employment or Service as a Director or Consultant.

            Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Optionee the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Optionee's employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Optionee as long as such Optionee continues to be employed by the Company or any Subsidiary.

      18.   Beneficiary.

            An Optionee may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Optionee, the executor or administrator of the Optionee's estate shall be deemed to be the Optionee's beneficiary.

      19.   Governing Law.

            The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

      20.   Other Compensation Plans.

            The adoption of the Plan shall not affect any other stock option or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation plans.

      21.   Singular, Plural; Gender.

            Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

      22.   Headings, Etc., No Part Of Plan.

            Headings of Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

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